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                                                                    EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated April 2, 1996 included in this registration statement of Micrografx, Inc. on Form S-8.


                                             /s/ Arthur Andersen LLP

Dallas, Texas
   May 6, 1996